Exhibit 10.6

                             STOCK OPTION AGREEMENT

                  THIS STOCK OPTION AGREEMENT (this "Agreement"), made this 15th day of January, 2004, by and between Northgate Innovations, Inc., a Delaware corporation, having an office at 801 S. Sentous Street, City of Industry, California 91748 (the "Company") and Kent A. Savage, an individual having a residence at 54 St. Stephens School Rd., Austin, TX 78746 ("Optionee").


                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, pursuant to an Employment Agreement, dated January 14, 2004, by and between the Company and Optionee (the "Employment Agreement"), the Company desires to afford Optionee the opportunity to acquire the Company's common stock, $0.03 par value per share ("Common Stock"), so that Optionee may have a direct proprietary interest in the Company's success; and

                  WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved the grant of the stock option contemplated hereunder on January 15, 2004.

                  NOW,   THEREFORE,   in  consideration  of  the  covenants  and
agreements herein contained, the parties hereto hereby agree as follows:

                  1. Grant of Option. Subject to the term and conditions set forth herein, the Company hereby grants to Optionee, during the period commencing on the date of this Agreement and ending on the close of business on the day of the seventh (7th) anniversary of the date hereof (the "Termination Date"), the right and option (the right to purchase any one share of Common Stock hereunder being an "Option") to purchase from the Company, at a price of $1.01 per share (the "Option Price"), an aggregate of 3,309,587 shares of Common Stock (the "Option Shares") which is equal to approximately 10% of the outstanding Common Stock, on a fully diluted basis, as of the Effective Date (as defined in the Employment Agreement).

                  2. Limitation on Exercise of Option. Subject to the terms and conditions set forth herein, the Option will vest and become exercisable as to 4.16667% of the Option Shares subject to the Options on and after the first monthly anniversary of the Effective Date and as to any additional 4.16667% of such shares on each monthly anniversary thereafter until the Option is 100% vested; provided, that, Optionee is still employed by the Company on such anniversary dates. Notwithstanding the foregoing, upon a Change in Control (as defined in the Employment Agreement), the unvested portion of the Option shall become automatically vested and exercisable; provided, that, Optionee is employed by the Company on the date of such Change in Control.

                  3. Termination of Employment. Any unvested Options held by Optionee upon termination of employment for any reason shall terminate and cease to be exercisable and any vested Options shall remain exercisable and outstanding for 90 days following such termination (but in no event beyond the term of the Option), and shall thereafter terminate. Nothing in this Agreement shall confer upon Optionee any right to continue in the employ of the Company or limit in any way the right of the Company to terminate Optionee's employment at any time and for any reason (or no reason).

                  4. Method of Exercising Option.

                  (a) Options, to the extent vested and exercisable, may be exercised, in whole or in part, by giving written notice of exercise to the Company in such form as may be approved by the Company which shall specify, among other items, the number of shares of Common Stock to be purchased, any restrictions imposed on the Option Shares, and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable law. Such notice shall be accompanied by the payment in full of the Option Price. Such payment shall be made in cash or by check.

                  (b) At the time of exercise, Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise of Options granted hereunder, if any. Such payment shall be made in cash or by check.

                  5. Issuance of Shares. Except as otherwise provided in this Agreement, as promptly as practicable after receipt of such written notification of exercise and full payment of the Option Price and any required income tax withholding, the Company shall issue or transfer to Optionee the number of Option Shares with respect to which Options have been so exercised, and shall deliver to Optionee a certificate or certificates therefor, registered in Optionee's name.

                  6.  Representations  and  Warranties  of  Optionee.   Optionee
represents and warrants to the Company that:

                  (a) Optionee has received a copy of, and has read and understands, the terms of this Agreement, and agrees to be bound by its terms and conditions. Optionee acknowledges that there may be adverse tax consequences upon the exercise of the Options or disposition of the shares of Common Stock once exercised, and that Optionee should consult a tax adviser prior to such time.

                  (b) Upon exercise, Optionee will receive the Common Stock for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Common Stock within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Optionee has no present intention of selling or otherwise disposing of all or any portion of the Common Stock and no one other than Optionee has any beneficial ownership of any of the Common Stock.

                  (c) Optionee has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Optionee reasonably considers important in making the decision to purchase the Common Stock, and Optionee has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

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

                  (d) Optionee is fully aware of: (i) the highly speculative nature of the investment in the Common Stock; (ii) the financial hazards involved; (iii) the lack of liquidity of the Common Stock and the restrictions on transferability of the Common Stock (e.g., that Optionee may not be able to sell or dispose of the Common Stock or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Common Stock. Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                  (e) At no time was Optionee presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Common Stock.

                  (f) Optionee agrees to sign such additional documentation as may reasonably be required from time to time by the Company.

                  (g) Optionee's principal residence is located in the State of Texas.

                  (h) Optionee represents that he is an "Accredited Investor" within the meaning of Rule 501(a) of Regulation D, as promulgated under Section 5 of the Securities Act.

                  7. Compliance with Securities Laws. Optionee understands and acknowledges that the Common Stock has not been registered with the Securities Exchange Commission (the "SEC") under the Securities Act and that, notwithstanding any other provision of the Agreement to the contrary, the vesting and holding of the Common Stock is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

                  8. Restricted Securities.

                  (a) Optionee understands that Optionee may not transfer any shares of Common Stock unless such Common Stock is registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Optionee understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Common Stock. Optionee has also been advised that exemptions from registration and qualification may not be available or may not permit Optionee to transfer all or any of the Common Stock in the amounts or at the times proposed by Optionee.

                  (b) In addition, Optionee has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Common Stock and, in any event, requires that the Common Stock be held for a minimum of one (1) year, and in certain cases two (2) years, after it has been purchased and paid for (within the meaning of Rule 144). Optionee understands that Rule 144 may indefinitely restrict transfer of the Common Stock so long as

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

Optionee   remains  an  "affiliate"  of  the  Company  or  if  "current   public
information" about the Company (as defined in Rule 144) is not publicly available.

                  9. Restrictive Legends and Stop-Transfer Orders. Optionee understands and agrees that the Company may place legends on any stock certificate(s) evidencing the Common Stock that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws. In addition, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required (a) to transfer on its books any Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred.

                  10. Optionee. Whenever the word "Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the beneficiaries, the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

                  11. Non-Transferability. The Options are not transferable by Optionee otherwise than to a designated beneficiary upon death or by will or the laws of descent and distribution, and are exercisable during Optionee's lifetime only by him/her. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

                  12. Rights as Shareholder. Optionee or a transferee of the Options shall have no rights as shareholder with respect to any Option Shares until he/she shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such Option Shares for which the record date is prior to the date upon which he shall become the holder of record thereof.

                  13. Adjustments.

                  (a) Capitalization Adjustments. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an "Event"), and in the Company's opinion, such event

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

affects the Common Stock such that an adjustment is determined by the Company to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Company shall, in such manner as it may deem equitable, including, without limitation, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) subject to any outstanding Options and (ii) the Option Price with respect to any Option. The Company's determination under this Section 13(a) shall be made in its sole discretion.

                  (b) Termination of Options. Upon the occurrence of an Event or similar corporate event or transaction in which outstanding Options are not to be assumed or otherwise continued following such an Event or similar corporate event or transaction, the Company may provide that such Option shall be exercisable (whether or not vested) as to all shares covered thereby for at least ten (10) days prior to such Event or similar corporate event or transaction and shall thereafter terminate.

                  (c) Future Transactions. The existence of this Option Agreement and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  14. Compliance with Law. Notwithstanding any of the provisions hereof, Optionee hereby agrees that he/she will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.

                  15. Notice. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to Optionee may be given to Optionee personally or may be mailed to him at his address as recorded in the records of the Company.

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

                  16. Nonqualified Stock Options. The Options granted hereunder are not intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  17. Binding Effect. Subject to Section 11 hereof, this Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

                  18. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to its conflicts of law principles.

                  19. Severability.If any provisions of this Agreement as applied to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

                  20. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, with respect thereto. Option acknowledges that this Agreement fully satisfies the Company's obligations under the Employment Agreement with respect to the subject matter hereof.

                  21. Amendment. No term of this Agreement may be amended, nor may the observance of any term of this Agreement be waived (either generally or in a particular instance and either retroactively or prospectively), except by an instrument in writing and signed by the party against whom such amendment or waiver is sought to be enforced.

                  22. Counterparts.This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  23. Jurisdiction.Optionee consents to the personal jurisdiction of the courts of the County of Los Angeles and State of California and of the United States District Court for the Southern District of California, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to at the address provided in the Preamble. Optionee also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Optionee waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect such dispute or controversy. Nothing contained herein shall be deemed to prevent the Company from effecting service of process upon Optionee in any other manner permitted by law or from commencing any action in any court having competent jurisdiction.



                              [signature page next]

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

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         NORTHGATE INNOVATIONS, INC.



                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:



                                         /s/ Kent A. Savage
                                         ---------------------------------------
                                         Kent A. Savage





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